Commitments	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases of Lessee Disclosure [Text Block]
Note 10

Commitments

The Company leases the underlying land for six hotel properties and one hotel parking lot as of December 31, 2012. These land leases have remaining terms available to the Company ranging from 15 to 93 years, excluding any potential option periods to extend the initial lease term.

The initial term for the land lease for the Residence Inn in Seattle, WA extends through February 2049, with an additional three consecutive 10-year extensions available to the Company (the lessee under the assumed lease). The lease is subject to various payment adjustments during the lease term, including potential periodic increases in lease payments based on the appraised market value of the underlying land at time of adjustment. Based on an assessment of the fair value of the assumed land lease at the date of the hotel acquisition, the Company recorded an initial land lease liability. This liability is being amortized over the life of the lease, and is included in accrued expenses on the Company’s consolidated balance sheet; the amount of the liability at December 31, 2012 and 2011 was approximately $2.0 million and $2.1 million.

The initial term for the land lease for the full-service Marriott hotel in Richmond, VA extends through December 2102.  The lease is subject to payment adjustments, based on the Consumer Price Index, at stated intervals during its term. A fair value adjustment was recorded by the Company upon the assumption of the below market rate ground lease. This favorable lease asset will be amortized over the remaining term of the ground lease. The unamortized balance of the land lease’s fair value adjustment was approximately $0.9 million at December 31, 2012 and 2011, and is included in other assets, net on the Company’s consolidated balance sheet. Upon assumption of the MRV land lease, the Company also assumed certain contingent responsibilities of the hotel’s predecessor owner, with respect to the third-party lessor of the land. Dependent on conditions which include the hotel exceeding stated revenue per available room (“RevPAR”) thresholds for a trailing twelve month period (with thresholds adjusting upward by 3% annually), the Company may be obligated to construct an addition to the MRV hotel containing a minimum of 209 rooms. As of December 31, 2012, there is no requirement to commence an expansion of the MRV hotel.

The Company also assumed land leases pertaining to the Columbus, GA Fairfield Inn; Macon, GA Hilton Garden Inn; Columbus, GA TownePlace Suites; Huntsville, AL Homewood Suites; and the Miami, FL Courtyard hotel properties. Based on an assessment of each of these leases, no material land lease liability, or favorable lease asset, was assumed at date of acquisition.

The aggregate amounts of the estimated minimum lease payments pertaining to the Company’s land leases, for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

Total
2013	$1,052
2014	1,141
2015	1,159
2016	1,159
2017	1,166
Thereafter	91,434

Total	$97,111